UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2014

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road

Suite 300

Calabasas, California 91302

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 14, 2014, ImmunoCellular Therapeutics, Ltd. posted slides presented by Patrick Y. Wen, David Reardon, Surasak Phuphanich, Robert Aiken, Joseph Landolfi, William Curry, Jay-Jiguang Zhu, Michael Glantz, David Peereboom, James Markert, Renato Larocca, Donald O’Rourke, Karen Fink, Lyndon Kim, Michael Gruber, Glenn Lesser, Ed Pan, Santosh Kesari and John Yu in a presentation made at the Society for Neuro-Oncology 19th Annual Scientific Meeting held on November 14, 2014 titled, “A randomized double-blind placebo-controlled phase 2 trial of dendritic cell (DC) vaccine ICT-107 following standard treatment in newly diagnosed patients with GBM,” a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under this Securities Act of 1933, as amended, except as may expressly set forth by specific reference to this Item 7.01 in such a filing.

Item 8.01	Other Events

On November 14, 2014, ImmunoCellular Therapeutics, Ltd. issued a press release titled “ImmunoCellular Therapeutics Presents Updated ICT-107 Phase II Data at the Society for Neuro-Oncology Annual Meeting 2014,” a copy of which is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

99.1 Slides presented by Patrick Y. Wen, David Reardon, Surasak Phuphanich, Robert Aiken, Joseph Landolfi, William Curry, Jay-Jiguang Zhu, Michael Glantz, David Peereboom, James Markert, Renato Larocca, Donald O’Rourke, Karen Fink, Lyndon Kim, Michael Gruber, Glenn Lesser, Ed Pan, Santosh Kesari and John Yu in a presentation made at the Society for Neuro-Oncology 19th Annual Scientific Meeting held on November 14, 2014 titled, “A randomized double-blind placebo-controlled phase 2 trial of dendritic cell (DC) vaccine ICT-107 following standard treatment in newly diagnosed patients with GBM.”

99.2 Press Release, dated November 14, 2014, titled “ImmunoCellular Therapeutics Presents Updated ICT-107 Phase II Data at the Society for Neuro-Oncology Annual Meeting 2014.”

The information included in this Exhibit 99.1 hereto shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under this Securities Act of 1933, as amended, except as may expressly set forth by specific reference to this Item 9.01 in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ David Fractor
David Fractor
Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Slides presented by Patrick Y. Wen, David Reardon, Surasak Phuphanich, Robert Aiken, Joseph Landolfi, William Curry, Jay-Jiguang Zhu, Michael Glantz, David Peereboom, James Markert, Renato Larocca, Donald O’Rourke, Karen Fink, Lyndon Kim, Michael Gruber, Glenn Lesser, Ed Pan, Santosh Kesari and John Yu in a presentation made at the Society for Neuro-Oncology 19th Annual Scientific Meeting held on November 14, 2014 titled, “A randomized double blind placebo-controlled phase 2 trial of dendritic cell (DC) vaccine ICT-107 following standard treatment in newly diagnosed patients with GBM.”

99.2	Press Release, dated November 14, 2014, titled “ImmunoCellular Therapeutics Presents Updated ICT-107 Phase II Data at the Society for Neuro-Oncology Annual Meeting 2014.”